Exhibit 10(iv)

                          REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made this 30th day of November, 1999, by ACCENT COLOR SCIENCES, INC., a Connecticut corporation (the "Company"), for the benefit of each Purchaser (individually a "Purchaser" and collectively the "Purchasers") entering into that certain Preferred Stock Purchase Agreement (the "Purchase Agreement") with the Company.

BACKGROUND

Pursuant to the Purchase Agreement, the Company has offered for sale up to 40,000 shares of the Company's Series C Convertible Preferred Stock, no par value per share (the "Series C Stock"). In order to induce the Purchasers to purchase the Shares, the Company has agreed to provide the registration rights set forth in this Agreement.

1. Securities Laws Representations and Covenants of Purchaser.

This Agreement is made for the benefit of the Purchasers in reliance upon each Purchaser's representations to the Company, as the same are set forth in Section 4 of the Purchase Agreement.

2. Registration Rights.

          2.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               (a)  "Commission"   shall  mean  the   Securities   and  Exchange
                    Commission  or  any  other   federal   agency  at  the  time
                    administering the Securities Act.

               (b) "Common Stock" shall mean the Company's common stock, no par value

               (c) "Form S-1, Form SB-1, Form S-2, Form SB-2 and Form S-3" shall mean Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, respectively, promulgated by the Commission or any substantially similar form then in effect.

               (d) The terms "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such Registration Statement.

               (e) "Registrable Securities" shall mean the Shares and Warrant Shares so long as such shares are ineligible for sale under subparagraph (k) of Rule 144.

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               (f)  "Registration  Expenses" shall mean all expenses incurred by the Company in complying with Section 2, including,  without
                    limitation,    all   federal    and   state    registration,
                    qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and, the expense of any special audits incident to or required by any such Registration.

               (g) "Registration Statement" shall mean Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, whichever is applicable, unless otherwise specified herein.

               (h) "Rule 144" shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act.

               (i) "Purchasers" shall mean, collectively, the Purchasers, their permitted assignees and transferees and, individually, a Purchaser and any permitted assignee or transferee of such Purchaser.

               (j) "Securities Act" shall mean the Securities Act of 1933, as amended.

               (k) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

               (l) "Selling Shareholder" shall mean a holder of Registrable Securities who requests Registration under Section 2.3 hereof or whose shares of Common Stock become Registered pursuant to Section 2.2 hereof.

               (m) "Shares" shall mean shares of the Common Stock issued upon conversion of the Series C stock.

               (n) "Warrant Shares" shall mean the shares of Common Stock underlying the Placement Agent Warrant.

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

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          2.2  Required Registration

               (a) Within ninety (90) days after the date hereof, the Company shall file with the Commission a Registration Statement Registering the Shares.

               (b) The Company shall use its best efforts to maintain with the Commission a Registration Statement that is effective and causes the Shares to be Registered under the Securities Act until the date on which the Shares are eligible for resale or other disposition under Rule 144 without regard to the volume limitations thereof.

          2.3  Piggyback Registration

               (a) Until the time set forth in Section 2.3(f) hereof, each time that the Company proposes to Register a public offering of its Common Stock, other than (i) pursuant to a Registration Statement on Form S-4 or Form S-8 or similar or successor forms or (ii) on a Registration Statement filed in connection with an exchange offer or other offer of Common Stock solely to the then-existing shareholders of the Company, the Company shall promptly give written notice of such proposed Registration to all holders of Shares and Warrant Shares, which shall offer such holders the right to request inclusion of any Registrable Securities in the proposed Registration.

               (b)  Each  holder of Shares or Warrant  Shares  shall have thirty
                    (30) days or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Registrable Securities such holder intends to sell and the holder's intended plan of disposition.

               (c) The Company shall have the exclusive right to select all underwriters for any underwritten public offering of securities of the Company, including all Shares and Warrant Shares. In the event that the proposed Registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under
                    Section 2.3(b) shall contain the holder's agreement that the Registrable Securities will be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such Registration.

               (d) Upon receipt of a written request pursuant to Section 2.3(b), the Company shall promptly use its best efforts to cause all such Registrable Securities to be Registered, to the extent required to permit sale or disposition as set forth in the written request.

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               (e)  Notwithstanding the foregoing,  if the managing  underwriter of an underwritten public offering determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any shares proposed to be sold by the Company for its own account and any other issued and outstanding shares of Common Stock proposed to be included therein by holders  other than the  holders of  Registrable  Securities
                    (such  other  holders'   shares   hereinafter   collectively
                    referred to as the "Other Shares"), would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, including the price at which such securities can be sold, then the number of such shares of persons other than the Company that otherwise would be included in such underwritten public offering shall be excluded from such underwritten public offering in a number deemed necessary by such managing underwriter, first by excluding, to the extent necessary,
                    Other  Shares  held  by  persons  who  have  not   exercised
                    contractual rights to include such Shares in the offering pursuant to the Prior Registration Rights Agreements (as hereinafter defined), and then, to the extent necessary, by
                    excluding  Registrable  Securities   participating  in  such
                    underwritten public offering, pro rata, based on the number of shares of Registrable Securities each holder proposes to include; and, then, excluding to the extent necessary, Other Shares proposed to be included by the holders of Other Shares who have exercised registration rights granted to them under registration rights agreements of the Company in effect on the date hereof or any other registration rights in effect on the date hereof (collectively, the "Prior Registration Rights Agreements").

               (f) The registration rights provided by this Agreement shall not be in force with respect to any Registrable Security if (i) a Registration Statement that includes the Registrable Security is effective; (ii) the Registrable Security is eligible for resale under Rule 144 without regard to the volume limitations thereof; and (iii) five years form the date hereof have elapsed.

          2.4 Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this Section 2 to use its best efforts to effect, the Registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

               (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, using such form of available Registration Statement as is reasonably selected by the Company (unless otherwise specified herein), and use its best efforts to cause such Registration Statement to become and remain effective,

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                    keeping   each  Selling   Shareholder   advised  as  to  the
                    initiation, progress and completion of the Registration;

               (b) prepare and file with the Commission such amendments and supplements to such Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for, in the case of a Required Registration under Section 2.2, the period set forth in Section 2.2(b) and, in the case of a Piggyback Registration under Section 2.3, six months, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement;

               (c) furnish to each Selling Shareholder such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Shareholder may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities; provided, however, that no such prospectus need be furnished more than, in the case of a Required Registration under Section 2.2, six months after the conclusion of the period set forth in Section 2.2(b) and, in the case of a Piggyback Registration under Section 2.3, six months after the effective date of the Registration Statement related thereto;

               (d) use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as each Selling Shareholder shall reasonably request and do any and all other acts or things which may be reasonably necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required to consent to general service of process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes; and

               (e) at any time when a prospectus covered by such Registration Statement is required to be delivered under the Securities
                    Act within the appropriate period mentioned in Section 2.2(b) or Section 2.3(b) hereof, as the case may be, notify each Selling Shareholder of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such seller, prepare, file and furnish to such seller a reasonable number of copies of a supplement to or an amendment of

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                    such  prospectus  as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing. The Company may delay amending or supplementing the prospectus for a period not to exceed 45 days if the Company is then engaged in negotiations regarding a material transaction that has not otherwise been publicly disclosed, and the Selling Shareholders shall suspend their sale of Shares until an appropriate supplement or prospectus has been forwarded to them or the proposed transaction is abandoned.

                    Notwithstanding the foregoing, with respect to the proposed Registration of Registrable Securities pursuant to Section
                    2.3 hereof, the Company may withdraw or cease proceeding with any proposed Registration of Registrable Securities if it has withdrawn or ceased proceeding with the proposed Registration of Common Stock of the Company with which the Registration of such Registrable Securities was to be included.

          2.5  Expenses.   The  Company  shall  pay  all  Registration  Expenses
               incurred by the Company in complying with this Section 2.

          2.6 Information Furnished by Purchaser. It shall be a condition precedent to the Company's obligations under this Agreement as to any Selling Shareholder that each Selling Shareholder furnish to the Company in writing such information regarding such Selling Shareholder and the distribution proposed by such Selling Shareholder as the Company may reasonably request.

          2.7  Indemnification.

               2.7.1 Company's Indemnification of Purchasers. The Company shall indemnify each Selling Shareholder, each of its officers, directors and constituent partners, and each person controlling (within the meaning of the Securities
                        Act) such Selling Shareholder, against all claims, losses, damages or liabilities (or actions in respect thereof) suffered or incurred by any of them, to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to actions or inaction required of the Company in connection with any such Registration; and the Company will reimburse each such Selling Shareholder, each of its officers, directors and constituent partners and each person who controls any such Selling Shareholder, for any reasonable, documented legal and other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section
                        2.7.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue (or alleged untrue) statement or omission based upon written information furnished to the Company by such Selling Shareholder, underwriter, controlling person or other indemnified person and stated to be for use in connection with the offering of securities of the Company.

                  2.7.2 Selling  Shareholder's  Indemnification of Company. Each
                        Selling Shareholder shall indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Selling Shareholder, each of its officers, directors and constituent partners and each person controlling such other Selling Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) suffered or incurred by any of them and arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Selling Shareholder of any rule or regulation promulgated under the Securities Act applicable to such Selling Shareholder and relating to actions or inaction required of such Selling Shareholder in connection with the Registration of the Registrable Securities pursuant to such Registration Statement; and will reimburse the Company, such other Selling Shareholders, such directors, officers, partners, persons, underwriters and controlling persons for any reasonable, documented legal and other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that such indemnification and reimbursement shall be to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder and stated to be for use in connection with the offering of Registrable Securities.

                  2.7.3 Indemnification Procedure.  Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action which may give rise to a claim for indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 2.7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to the indemnified parties which are different from or additional to those available to the indemnifying party (in which case, if the indemnified parties notify the indemnifying party in writing that they elect to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified parties, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable, documented fees and expenses of more than one separate counsel at any time for all indemnified parties, which counsel shall be designated in writing by the Purchasers of a majority of the Registrable Securities).

                  2.7.4 Contribution.  If the  indemnification  provided  for in this Section 2.7 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or

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                        alleged  omission  to state a material  fact  relates to
                        information supplied by such indemnifying party or indemnified party and the parties' relative intent,
                        knowledge,   access  to  information  supplied  by  such
                        indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the
                        losses,  claims,   damages,   liabilities  and  expenses
                        referred to above shall be deemed to include any documented legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim, or in collecting such indemnity or reimbursement from the indemnifying party.

3. Covenants of the Company.

          The Company agrees to:

          (a) Notify the holders of Registrable Securities included in a Registration Statement of (i) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement and (ii) upon learning of the initiation of any proceedings for the purpose of suspending such effectiveness, the existence of such proceedings. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

          (b) If the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, use its best efforts to facilitate the reporting of the Registrable Securities on NASDAQ.

          (c) Take all other reasonable actions necessary to expedite and facilitate disposition of the Registrable Securities by the holders thereof pursuant to the Registration Statement.

          (d) With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Purchasers to sell securities of the Company to the public without registration, the Company agrees to:

               (i) make and keep adequate current public information with respect to the Company available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the general public;

               (ii) file with the  Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934 (the "1934 Act"); and

               (iii)furnish to each holder of Shares,  so long as such holder of
                    Shares owns any Shares, forthwith upon written request (a) a written statement by the Company as to whether it has complied with the reporting requirements of Rule 144, the Securities Act and the 1934 Act, (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (c) such other information as may be reasonably requested and as is publicly available in availing the holders of Shares of any rule or regulation of the Commission which permits the selling of any such securities without registration.

          (e) Prior to the filing of a Registration Statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, the Company will provide each Selling Shareholder with copies of all pages thereto, if any, which reference such Selling Shareholder.

4.  Miscellaneous.

          (a) This Agreement shall be governed by and construed under the laws of the State of Connecticut without regard to any otherwise applicable principles of conflicts of laws.

          (b) The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Purchaser (including transferees of any shares of the Series C Stock or any Common Stock of the Corporation issued upon conversion thereof). Notwithstanding the foregoing, no registration rights shall be exercisable with respect to any share after such share has been sold pursuant to a Registration Statement declared effective under the Securities Act. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (c) This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein. Nothing in this
               Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

          (d) In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. To the extent permitted by law, the parties waive the benefit of any provision of law that renders any provision of the Agreement invalid or unenforceable in any respect.

          (e) Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchaser.

          (f) All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, on the first business day following mailing by overnight courier, or on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at its address as set forth in the Purchase Agreement and to the Purchaser at its address as shown on the books of the Company.

          (g) The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          (h) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          (i) No waiver by any party to this Agreement of any one or more defaults by any other party or parties in the performance of any of the provisions hereof shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. Except as expressly provided herein, no failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                            [SIGNATURE PAGE FOLLOWS]

                           ACCENT COLOR SCIENCES, INC.

                       PREFERRED STOCK PURCHASE AGREEMENT

                        AND REGISTRATION RIGHTS AGREEMENT

                                 SIGNATURE PAGE

Please  complete  two copies of the  Signature  Page and return  both copies to:
Pennsylvania Merchant Group, Four Falls Corporate Center, West Conshohocken, PA 19428-2961, Attention: Mary E. Bowler.

---------------------------------       -----------------------------------
Purchaser's Name - Please Print         Nominee Name (if appropriate)

--------------------------------        -----------------------------------
Social Security Number/Tax I.D. Number  Telephone Number

                                        -----------------------------------
                                        Fax Number

--------------------------------        -----------------------------------
Address                                     City, State and Zip Code


--------------------------------        -----------------------------------
Signature                                              Date



================================================================================
Number of Shares to be Purchased    Price Per Share     Aggregate Purchase Price

_____________________________            X           =    $____________________

FUNDS SHOULD BE WIRED TO: SUMMIT BANK/Trust, Attention: Shernetta Harris, Hackensack, NJ ABA #021202162 GL A/C 477-02. For credit to the Account of Accent Color Sciences, Inc. Trust Account #2970056498.


================================================================================
================================================================================
================================================================================


AGREED TO AND ACCEPTED:

PENNSYLVANIA MERCHANT GROUP


By:__________________________________           Date:___________________________
     Mary E. Bowler
     Vice President - Administration

ACCENT COLOR SCIENCES, INC.


By:________________________________             Date:___________________________